Dear Valued Customer:

2006 is shaping up to be as eventful as last year, with a new Federal Reserve chairman and continued instability in the Middle East among the many factors influencing a choppy up and down market. While your long term goals should be designed to weather the daily news, your registered representative is always available for consultation should rising oil prices or an uncertain interest rate environment make you question your path.

Inside this book you will find semi-annual reports dated June 30, 2006, for the 34 investment subaccounts available through your Kansas City Life Century II variable contract.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 110 years Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman
Kansas City Life Insurance Company

Kansas City Life’s Century II Variable Product Series is

distributed through Sunset Financial Services Inc.,

3520 Broadway, Kansas City, MO 64111; (816) 753-7000; Member NASD/SIPC